                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  --------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

        Date of Report (Date of earliest event reported) February 8, 2003
                                                         ----------------


                                 RENT-WAY, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



        Pennsylvania                   0-22026                   25-1407782
----------------------------         -----------             -------------------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)



 One RentWay Place, Erie, Pennsylvania                                16505
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)


        Registrant's telephone number, including area code (814) 455-5378
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

                                 RENT-WAY, INC.


ITEM 2.    DISPOSITION OF ASSETS

         On February 8, 2003, Rent-Way, Inc. completed a sale of 295 Rent-Way stores to Rent-A-Center, Inc. for a cash sale price of $100.4 million, of which $10 million is being held back by Rent-A-Center to secure Rent-Way's indemnification obligations. The assets consist of rental merchandise, rental-purchase agreements, vehicles and related store assets. The sale price was determined on the basis of arms length negotiations between Rent-Way and Rent-A-Center. As required under Rent-Way's credit agreement, all proceeds of the sale, net of transaction, store closing and similar expenses, will be used to pay existing bank debt.

         On February 10, 2003, Rent-Way issued a press release regarding the transaction, a copy of which is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b) Pro Forma Financial Information

The Unaudited Condensed Pro Forma Consolidated Statement of Operations set forth below presents the Company's results of operations for the fiscal year ended September 30, 2002, as if the sale of 295 stores to Rent-A-Center as described in Item 2 (the "Transaction") occurred October 1, 2001. The Unaudited Condensed Pro Forma Consolidated Statement of Operations is based upon the historical financial statements of the Company and its subsidiaries, and should be read in conjunction with the Company's Form 10-K for the year ended September 30, 2002.

The Company's Form 10-Q for the quarter ended December 31, 2002 contained Condensed Consolidated Balance Sheets as of December 31, 2002 and September 30, 2002 reflecting the Transaction and Consolidated Statements of Operations for the three-month periods ended December 31, 2002 and 2001 reflecting the Transaction for the entire periods.

The Unaudited Condensed Pro Forma Consolidated Statement of Operations assumes the Transaction was effective October 1, 2001 (the first day of the most recently completed fiscal year) and reflects the pro forma adjustments to give effect to the Transaction. In the opinion of management, all adjustments necessary to present fairly the Unaudited Condensed Pro Forma Consolidated Statement of Operations have been made based on the terms and structure of the Transaction.

The Unaudited Condensed Pro Forma Consolidated Statement of Operations is for illustrative purposes only. Such information does not purport to be indicative of actual results which would have occurred had the Transaction been effected on the dates indicated, nor is it indicative of actual or future operating results. The financial statement effects of the transaction will be reflected in the historical financial statements of the Company as a discontinued operation in accordance with SFAS No. 144.

                                 RENT-WAY, INC.

       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                            AS OF SEPTEMBER 30, 2002
                (all amounts in thousands, except per share data)


                                                                                Pro Forma
                                                            Rent Way, Inc.     Adjustments
                                                               (Note 2)         (Note 3)             Pro Forma
                                                              ---------         ---------            ---------
REVENUES:
Rental revenue .......................................        $ 509,024         $(114,988)           $ 394,036
Prepaid phone service ................................           37,740                --               37,740
Other revenues .......................................           79,665           (17,824)              61,841
                                                              ---------         ---------            ---------
  Total revenues .....................................          626,429          (132,812)(a)          493,617

COSTS AND OPERATING EXPENSES:
Depreciation and amortization:
  Rental merchandise .................................          175,315           (41,903)             133,412
  Property and equipment .............................           26,363            (6,118)              20,245
  Amortization of goodwill and other intangibles .....            2,277                --                2,277
Cost of prepaid phone service ........................           23,697                --               23,697
Salaries and wages ...................................          153,942           (32,743)             121,199
Advertising, net .....................................           27,857              (678)              27,179
Occupancy ............................................           44,282           (12,567)              31,715
Other operating expenses .............................          140,846           (33,676)             107,170
                                                              ---------         ---------            ---------
Total costs and operating expenses ...................          594,579          (127,685)(a)          466,894
                                                              ---------         ---------            ---------
     Operating income ................................           31,850            (5,127)              26,723

OTHER INCOME (EXPENSE):
Interest expense .....................................          (53,027)           10,846 (b)          (42,181)
Interest income ......................................              357                --                  357
Other income, net ....................................            2,358                --                2,358
                                                              ---------         ---------            ---------
     Income (loss) from continuing operations before
     income taxes and cumulative effect of change in
     accounting principle ............................          (18,462)            5,719              (12,743)

Income tax expense ...................................           16,483                --               16,483
                                                              ---------         ---------            ---------
      Loss from continuing operations before
cumulative effect of change in
accounting principle .................................        $ (34,945)        $   5,719            $ (29,226)
                                                              =========         =========            =========

LOSS PER COMMON SHARE:
Basic loss per share from continuing operations
before cumulative effect of change in accounting
principle ............................................        $   (1.40)                             $   (1.17)
                                                              =========                              =========
Diluted loss from continuing operations  before
cumulative effect of change in accounting principle ..        $   (1.40)                             $   (1.17)
                                                              =========                              =========
Weighted average number of shares outstanding
      (in thousands):
     Basic ...........................................           25,021                                 25,021
                                                              =========                              =========
     Diluted .........................................           25,021                                 25,021
                                                              =========                              =========



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                                 RENT-WAY, INC.


NOTES TO UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Note 1.

The Unaudited Condensed Pro Forma Consolidated Statement of Operations for the fiscal year ended September 30, 2002 assumes that the Transaction was effective October 1, 2002 (the first day of the most recently completed fiscal year) and reflects the pro forma adjustments to give effect to the Transaction. In the opinion of management, all adjustments necessary to present fairly the Unaudited Condensed Pro Forma Consolidated Statement of Operations have been made based on the terms and structure of the Transaction.

The Unaudited Condensed Pro Forma Consolidated Statement of Operations is for illustrative purposes only. Such information does not purport to be indicative of actual results which would have occurred had the Transaction been effected on the dates indicated, nor is it indicative of actual results or future operating results that may occur upon closing of the Transaction. The financial effects of the transaction will be reflected in the historical financial statements of the Company as a discontinued operation in accordance with SFAS No. 144.

Note 2.

The amounts included in this column were derived from the historical consolidated financial statements of the Company and its subsidiaries.

Note 3.

(a) The operating activity of the 295 stores is reversed to assume the Transaction was effective October 1, 2001, (the first day of the most recently completed fiscal year). The Pro Forma presentation excludes any gain (loss) on the disposal of the stores and does not reflect any corporate restructuring activities, which will be recorded in future periods.

(b) The pro forma adjustment to interest expense reflects reduction of interest expense related to the Company expecting to pay off approximately $68.6 million of debt (at an effective interest rate of 15.3%) associated with its credit facilities, and $2.3 million of capital lease obligations (at an effective interest rate of 6.7%) from the proceeds of the sale.

         (c)      Exhibits.

         99.1 Press Release dated February 10, 2003, announcing the sale of 295 stores to Rent-A-Center, Inc.

                                 RENT-WAY, INC.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                             Rent-Way, Inc.
                                             --------------
                                             (Registrant)


                                      By:

            February 24, 2003                  /S/ WILLIAM A. MCDONNELL
                                      ------------------------------------------
            Date                                       (Signature)
                                                  William A. McDonnell
                                      Vice President and Chief Financial Officer



                                      By:

            February 24, 2003                   /S/ JOHN A. LOMBARDI
                                      ------------------------------------------
            Date                                     (Signature)
                                                  John A. Lombardi
                                        Chief Accounting Officer and Controller




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